As filed with the Securities and Exchange Commission on December 22, 2008
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	8062	13-3893191
(State or other jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification Code Number)	Identification No.)
CHS/COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	8062	76-0137985
(State or other jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification Code Number)	Identification No.)
4000 Meridian Boulevard
Franklin, Tennessee 37067
(615) 465-7000
(Address and telephone number of principal executive offices)

Rachel A. Seifert
Senior Vice President, Secretary and General Counsel
4000 Meridian Boulevard
Franklin, Tennessee 37067
(615) 465-7000
(Name, address, and telephone number of agent for service)

Copies to:
Jeffrey Bagner
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
(212) 859-8000

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ☑
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☑
     If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐
CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount to Be	Offering Price Per	Aggregate Offering	Amount of
Securities to Be Registered	Registered (1) (2)	Unit (1) (2)	Price (1) (2)	Registration Fee (3)
Debt Securities of Community Health Systems, Inc. (4)	—	—	—	$0
Guarantees of Debt Securities of Community Health Systems, Inc. by certain subsidiaries of Community Health Systems, Inc. (4)(5)				$0
Preferred Stock, par value $.01 per share of Community Health Systems, Inc. (4)	—	—	—	$0
Depositary Shares of Community Health Systems, Inc. (4) (6)	—	—	—	$0
Common Stock, par value $.01 per share Community Health Systems, Inc.(4)	—	—	—	$0
Securities Warrants of Community Health Systems, Inc. (4)	—	—	—	$0
Debt Securities of CHS/Community Health Systems, Inc. (4)				$0
Guarantees of Debt Securities of CHS/Community Health Systems, Inc. by Community Health Systems, Inc. and certain subsidiaries of Community Health Systems, Inc. (4)(5)				$0
Total	—	—	—	$0

(1)	We will determine the proposed maximum offering price per unit from time to time in connection with issuances of securities registered under this registration statement.

(2)	Not applicable pursuant to General Instruction II.D of Form S-3 under the Securities Act of 1933.

(3)	The registrant previously paid filing fees in the amount of $119,679.77 with respect to the registrant’s registration statement 333-117697, filed on July 27, 2004, which amount was subsequently offset by filing fees in the amount of $68,679.77 due pursuant to the registrant’s secondary offering of $562,207,607 of common stock being sold by selling stockholders under that registration statement pursuant to the prospectus supplement filed on September 24, 2004. Pursuant to Rule 457(p), $50,680.00 of the filing fees previously paid with respect to the registrant’s registration statement 333-117697, filed on July 27, 2004, relate to securities which remain unsold as of this date, and are being offset against registration fees to become due under all offerings that may hereinafter be made under this registration statement. In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all other registration fees which may subsequently be payable following application of the above-referenced pre-paid filing fees.

(4)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be offered at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. Includes an indeterminate amount of our securities as may be issued upon conversion of or exchange for, as the case may be, any other securities registered under this registration statement.

(5)	No additional consideration will be received for the guarantees and, pursuant to Rule 457(n), no additional fee is required.

(6)	Each depositary share registered hereunder will be issued under a deposit agreement and will represent an interest in a fractional share or multiple shares of preferred stock and will be evidenced by a depositary receipt.

ADDITIONAL REGISTRANTS

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Abilene Hospital, LLC	DE	8062	46-0496920	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Abilene Merger, LLC	DE	8062	46-0496918	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Affinity Health Systems, LLC	DE	8062	20-3391769	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Affinity Hospital, LLC	DE	8062	20-3391873	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Anna Hospital Corporation	IL	8062	36-4431843	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Arizona DH, LLC	DE	8062	91-2065656	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

ARMC, LP	DE	8062	46-0496933	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Berwick Hospital Company, LLC	DE	8062	23-2975836	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

BH Trans Company, LLC	DE	8062	52-2309220	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Big Bend Hospital Corporation	TX	8062	75-2717545	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Big Spring Hospital Corporation	TX	8062	75-2574581	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Birmingham Holdings, LLC	DE	8062	20-3320362	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Birmingham Holdings II, LLC	DE	8062	26-2784086	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Bluffton Health System, LLC	DE	8062	62-1792272	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Brownsville Hospital Corporation	TN	8062	42-1557534	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Brownwood Hospital, L.P.	DE	8062	62-1762521	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Brownwood Medical Center, LLC	DE	8062	62-1762523	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Carlsbad Medical Center, LLC	DE	8062	62-1762526	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Centre Hospital Corporation	AL	8062	20-4370931	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Chesterfield/Marlboro, L.P.	DE	8062	59-3303026	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CHHS Holdings, LLC	DE	8062	20-2189938	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CHS Kentucky Holdings, LLC	DE	8062	26-1639057	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

CHS Pennsylvania Holdings, LLC	DE	8062	26-1639170	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CHS Virginia Holdings, LLC	DE	8062	26-1639119	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CHS Washington Holdings, LLC	DE	8062	26-3272205	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Claremore Regional Hospital, LLC	DE	8062	62-1757649	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Clarksville Holdings, LLC	DE	8062	20-3320418	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Cleveland Hospital Corporation	TN	8062	62-1587878	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Cleveland Regional Medical Center, L.P.	DE	8062	59-3215798	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Clinton Hospital Corporation	PA	8062	90-0003715	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Coatesville Hospital Corporation	PA	8062	23-3069798	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

College Station Hospital, L.P.	DE	8062	62-1762360	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

College Station Medical Center, LLC	DE	8062	62-1762359	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

College Station Merger, LLC	DE	8062	62-1771861	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Community GP Corp.	DE	8062	62-1648466	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Community Health Investment Company, LLC	DE	8062	76-0152801	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Community LP Corp.	DE	8062	62-1648206	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CP Hospital GP, LLC	DE	8062	20-3904557	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

CPLP, LLC	DE	8062	20-3904614	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Crestwood Hospital LP, LLC	DE	8062	62-1762369	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Crestwood Hospital, LLC	DE	8062	62-1769644	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CSMC, LLC	DE	8062	62-1762362	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

CSRA Holdings, LLC	DE	8062	20-5111915	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Deaconess Holdings, LLC	DE	8062	47-0890490	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Deaconess Hospital Holdings, LLC	DE	8062	20-2401268	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Deming Hospital Corporation	NM	8062	85-0438008	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Desert Hospital Holdings, LLC	DE	8062	20-8111921	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Detar Hospital, LLC	DE	8062	62-1764943	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Dukes Health System, LLC	DE	8062	52-2379885	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Dyersburg Hospital Corporation	TN	8062	42-1557536	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Emporia Hospital Corporation	VA	8062	54-1924866	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Evanston Hospital Corporation	WY	8062	83-0327475	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Fallbrook Hospital Corporation	DE	8062	91-1918215	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Fannin Regional Hospital, Inc.	GA	8062	76-0350464	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Foley Hospital Corporation	AL	8062	62-1811413	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Forrest City Arkansas Hospital Company, LLC	AR	8062	20-4217095	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Forrest City Clinic Company, LLC	AR	8062	20-5624608	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Forrest City Hospital Corporation	AR	8062	20-4216978	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Fort Payne Hospital Corporation	AL	8062	20-4370870	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Frankfort Health Partner, Inc.	IN	8062	35-2009540	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Franklin Hospital Corporation	VA	8062	52-2200240	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Gadsden Regional Medical Center, LLC	DE	8062	63-1102773	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Galesburg Hospital Corporation	IL	8062	37-1485782	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Granbury Hospital Corporation	TX	8062	75-2682017	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Granite City Hospital Corporation	IL	8062	36-4460625	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Granite City Illinois Hospital Company, LLC	IL	8062	36-4460628	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Greenbrier VMC, LLC	DE	8062	75-2887493	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Greenville Hospital Corporation	AL	8062	63-1134649	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

GRMC Holdings, LLC	DE	8062	20-8112090	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Hallmark Healthcare Company, LLC	DE	8062	63-0817574	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Hobbs Medco, LLC	DE	8062	62-1769641	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Hospital of Barstow, Inc.	DE	8062	76-0385534	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Hospital of Fulton, Inc.	KY	8062	61-1218106	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Hospital of Louisa, Inc.	KY	8062	61-1238190	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Hospital of Morristown, Inc.	TN	8062	62-1528689	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

IOM Health System, L.P.	IN	8062	35-1963748	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Jackson Hospital Corporation	KY	8062	61-1285331	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Jackson Hospital Corporation	TN	8062	42-1557525	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Jackson, Tennessee Hospital Company, LLC	TN	8062	42-1557540	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Jourdanton Hospital Corporation	TX	8062	74-3011840	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Kay County Hospital Corporation	OK	8062	20-4052833	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Kay County Oklahoma Hospital Company, LLC	OK	8062	20-4052936	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Kirksville Hospital Company, LLC	DE	8062	36-4373298	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Lakeway Hospital Corporation	TN	8062	62-1564360	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Lancaster Hospital Corporation	DE	8062	57-1010381	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Las Cruces Medical Center, LLC	DE	8062	75-2905434	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Lea Regional Hospital, LLC	DE	8062	62-1760149	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Lexington Hospital Corporation	TN	8062	42-1557533	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Longview Merger, LLC	DE	8062	62-1769639	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

LRH, LLC	DE	8062	62-1762421	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Lutheran Health Network of Indiana, LLC	DE	8062	62-1762363	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Marion Hospital Corporation	IL	8062	37-1359605	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Martin Hospital Corporation	TN	8062	42-1557527	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Massillon Health System, LLC	DE	8062	34-1840860	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

McKenzie Tennessee Hospital Company, LLC	DE	8062	42-1557531	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

McNairy Hospital Corporation	TN	8062	42-1557530	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Medical Center of Brownwood, LLC	DE	8062	62-1762425	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

MMC of Nevada, LLC	DE	8062	42-1543617	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Moberly Hospital Company, LLC	DE	8062	43-1651906	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

MWMC Holdings, LLC	DE	8062	20-8007512	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

National Healthcare of Cleveland, Inc.	DE	8062	62-1281627	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

National Healthcare of Leesville, Inc.	DE	8062	95-4066162	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

National Healthcare of Mt. Vernon, Inc.	DE	8062	58-1622971	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

National Healthcare of Newport, Inc.	DE	8062	71-0616802	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Navarro Hospital, L.P.	DE	8062	62-1762428	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Navarro Regional, LLC	DE	8062	62-1762429	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

NC-DSH, Inc.	NV	8062	88-0305790	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

NHCI of Hillsboro, Inc.	TX	8062	74-2425482	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Northampton Hospital Company, LLC	DE	8062	52-2325498	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

NRH, LLC	DE	8062	62-1762431	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Oak Hill Hospital Corporation	WV	8062	27-0003893	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Palmer-Wasilla Health System, LLC	DE	8062	62-1762371	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Payson Hospital Corporation	AZ	8062	86-0874009	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Pennsylvania Hospital Company, LLC	DE	8062	06-1694707	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Petersburg Hospital Company, LLC	VA	8062	02-0691413	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Phillips Hospital Corporation	AR	8062	75-2976342	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Phoenixville Hospital Company, LLC	DE	8062	20-1055060	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Pottstown Hospital Company, LLC	DE	8062	06-1694708	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG Georgia Holdings, Inc.	GA	8062	58-2386459	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG Georgia, L.P.	GA	8062	58-2387537	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Barberton, Inc.	OH	8062	31-1472381	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

QHG of Bluffton Company, LLC	DE	8062	62-1792274	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Clinton County, Inc.	IN	8062	35-2006952	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Enterprise, Inc.	AL	8062	63-1159023	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Forrest County, Inc.	MS	8062	62-1704095	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Fort Wayne Company, LLC	DE	8062	35-1946949	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Hattiesburg, Inc.	MS	8062	62-1704097	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Massillon, Inc.	OH	8062	31-1472380	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of South Carolina, Inc.	SC	8062	62-1587267	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Spartanburg, Inc.	SC	8062	57-1040117	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Springdale, Inc.	AR	8062	62-1755664	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

QHG of Warsaw Company, LLC	DE	8062	62-1764509	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Quorum Health Resources, LLC	DE	8062	62-1742954	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Red Bud Hospital Corporation	IL	8062	36-4444121	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Red Bud Illinois Hospital Company, LLC	IL	8062	36-4443919	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Regional Hospital of Longview, LLC	DE	8062	62-1762464	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

River Region Medical Corporation	MS	8062	62-1576702	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Roswell Hospital Corporation	NM	8062	74-2870118	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Russell County Medical Center, Inc.	VA	8062	54-1594711	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Ruston Hospital Corporation	DE	8062	20-8066937	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Ruston Louisiana Hospital Company, LLC	DE	8062	20-8066999	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

SACMC, LLC	DE	8062	62-1762472	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Salem Hospital Corporation	NJ	8062	22-3838322	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

San Angelo Community Medical Center, LLC	DE	8062	62-1762473	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

San Angelo Hospital, L.P.	DE	8062	62-1762476	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

San Angelo Medical, LLC	DE	8062	62-1769697	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

San Miguel Hospital Corporation	NM	8062	74-2930034	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Shelbyville Hospital Corporation	TN	8062	20-2909388	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

SouthCrest, L.L.C.	OK	8062	62-1723864	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Southern Texas Medical Center, LLC	DE	8062	62-1769737	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Spokane Valley Washington Hospital, LLC	DE	8062	26-1315140	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Spokane Washington Hospital Company, LLC	DE	8062	26-1315081	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

St. Joseph Health System, LLC	DE	8062	51-0382045	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Sunbury Hospital Company, LLC	DE	8062	20-3346421	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

Tennyson Holdings, LLC	DE	8062	20-3943816	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Tooele Hospital Corporation	UT	8062	87-0619248	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Healthcare Corporation	DE	8062	75-2816101	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Holdings III, LLC	DE	8062	75-2821745	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Holdings IV, LLC	DE	8062	62-1766957	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Holdings V, LLC	DE	8062	51-0327978	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Indiana Holdings, LLC	DE	8062	26-1639227	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad Nevada Holdings, LLC	DE	8062	26-1639289	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad of Alabama, LLC	DE	8062	62-1762412	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad of Oregon, LLC	DE	8062	62-1761990	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-ARMC, LLC	DE	8062	46-0496926	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-Denton Hospital GP, LLC	DE	8062	75-2887764	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-Denton Hospital, L.P.	DE	8062	75-2887765	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-El Dorado, Inc.	AR	8062	62-1628508	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-Navarro Regional Hospital Subsidiary, LLC	DE	8062	62-1681610	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Triad-South Tulsa Hospital Company, Inc.	OK	8062	62-1678883	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

				Address,
				Including Zip Code,
				and Telephone
				Number, Including
	State or Other	Primary		Area Code, of
	Jurisdiction of	Standard Industrial	I.R.S. Employer	Registrant’s
Exact Name of Registrant as	Incorporation of	Classification Code	Identification	Principal Executive
Specified in its Charter	Organization	Number	No.	Offices

VHC Medical, LLC	DE	8062	62-1769671	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Vicksburg Healthcare, LLC	DE	8062	62-1752111	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Victoria Hospital, LLC	DE	8062	62-1760818	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Victoria of Texas, L.P.	DE	8062	62-1754940	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Virginia Hospital Company, LLC	VA	8062	02-0691406	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Watsonville Hospital Corporation	DE	8062	91-1894113	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Waukegan Hospital Corporation	IL	8062	20-3978400	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Waukegan Illinois Hospital Company, LLC	IL	8062	20-3978521	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Weatherford Hospital Corporation	TX	8062	20-5694260	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Weatherford Texas Hospital Company, LLC	TX	8062	20-5694301	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Webb Hospital Corporation	DE	8062	20-0167530	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Webb Hospital Holdings, LLC	DE	8062	20-0167590	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

West Grove Hospital Company, LLC	DE	8062	25-1892279	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

WHMC, LLC	DE	8062	62-1762551	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Williamston Hospital Corporation	NC	8062	62-1749107	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Women & Children’s Hospital, LLC	DE	8062	62-1762556	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Woodland Heights Medical Center, LLC	DE	8062	62-1762558	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Woodward Health System, LLC	DE	8062	62-1762418	4000 Meridian Blvd.
				Franklin, TN 37067
				615-465-7000

Name, address, including zip code, and telephone number, including area code, of agent for service
Rachel A. Seifert
Community Health Systems, Inc.
Senior Vice President, Secretary and General Counsel
4000 Meridian Boulevard
Franklin, Tennessee 37067
(615) 465-7000

Prospectus
Debt Securities
Preferred Stock
Securities Warrants
Common Stock
Depositary Shares
Guarantees of Debt Securities
CHS/COMMUNITY HEALTH SYSTEMS, INC.
Debt Securities
Guarantees of Debt Securities
     Community Health Systems, Inc. and CHS/Community Health Systems, Inc. may offer and sell, from time to time, in one or more offerings, any combination of the securities we describe in this prospectus. This prospectus also covers guarantees, if any, of our obligations under any debt securities, which may be given by one or more of our subsidiaries.
     We will provide the specific terms of these securities in supplements to this prospectus. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement. We urge you to read carefully this prospectus, any accompanying prospectus supplement, and any documents we incorporate by reference before you make your investment decision.
     Our common stock is quoted on the New York Stock Exchange under the symbol “CYH.” If we decide to list or seek a quotation for any other securities, the prospectus supplement relating to those securities will disclose the exchange or market on which those securities will be listed or quoted.
     Investing in our securities involves risks. You should consider the risk factors described in any accompanying prospectus supplement or any documents we incorporate by reference.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is December 22, 2008.

Page

ABOUT THIS PROSPECTUS	ii
FORWARD-LOOKING STATEMENTS	iii
WHERE YOU CAN FIND ADDITIONAL INFORMATION	v
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	vi
OUR COMPANY	1
USE OF PROCEEDS	2
RATIO OF EARNINGS TO FIXED CHARGES	3
DESCRIPTION OF THE SECURITIES WE MAY ISSUE	4
DESCRIPTION OF THE DEBT SECURITIES AND GUARANTEES OF DEBT SECURITIES	9
DESCRIPTION OF THE CAPITAL STOCK	13
DESCRIPTION OF THE SECURITIES WARRANTS	17
PLAN OF DISTRIBUTION	18
LEGAL MATTERS	20
EXPERTS	20
EX-4.4: FORM OF INDENTURE
EX-4.5: FORM OF INDENTURE
EX-4.6: FORM OF INDENTURE
EX-4.7: FORM OF INDENTURE
EX-5.1: OPINION OF FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
EX-12.1: COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
EX-23.2: CONSENT OF DELOITTE & TOUCHE LLP
EX-25.1: FORM T-1
EX-25.2: FORM T-1
EX-25.3: FORM T-1
EX-25.4: FORM T-1

i

ABOUT THIS PROSPECTUS
     This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, which we refer to as the SEC, using the SEC’s “shelf” registration rules. Under the shelf registration rules, using this prospectus, together with any prospectus supplement, we may sell from time to time, in one or more offerings, any of the securities described in this prospectus.
     In this prospectus “CHS,” “we,” “us,” “our” and the “Company” refer to Community Health Systems, Inc., a Delaware corporation, and its consolidated subsidiaries, including CHS/Community Health Systems, Inc., unless the context otherwise requires. “CHS/Community Health Systems” refers to CHS/Community Health Systems, Inc., a Delaware corporation and a wholly owned subsidiary of Community Health Systems, Inc.
     This prospectus provides you with a general description of the securities we may sell. Each time we sell securities under this prospectus, we may provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus, the applicable prospectus supplement and the additional information described below under “Where You Can Find Additional Information” before making an investment decision. You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.
     You should not assume that the information in this prospectus, any accompanying prospectus supplement or any documents we incorporate by reference is accurate as of any date other than the date on the front of those documents. Our business, financial condition, results of operations and prospects may have changed since that date.

FORWARD-LOOKING STATEMENTS
     This prospectus, any prospectus supplement and any documents we incorporate by reference may include forward looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding future events or our future financial performance that involve certain contingencies and uncertainties. In addition, when included in this prospectus, any prospectus supplement or any documents incorporated herein by reference, the words “may,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “believes,” “estimates,” “thinks” and the negatives thereof and analogous or similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statement is not forward-looking. We have based these forward-looking statements on current expectations and projections about future events. These statements are not guarantees of future performance. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include, but are not limited to, the following:
•	general economic and business conditions, both nationally and in the regions in which we operate;

•	our ability to successfully integrate any acquisitions or to recognize expected synergies from such acquisitions, including facilities acquired from Triad;

•	risks associated with our substantial indebtedness, leverage and debt service obligations;

•	demographic changes;

•	existing governmental regulations and changes in, or the failure to comply with, governmental regulations;

•	legislative proposals for healthcare reform;

•	potential adverse impact of known and unknown government investigations;

•	our ability, where appropriate, to enter into managed care provider arrangements and the terms of these arrangements;

•	changes in inpatient or outpatient Medicare and Medicaid payment levels;

•	increases in the amount and risk of collectability of patient accounts receivable;

•	increases in wages as a result of inflation or competition for highly technical positions and rising supply costs due to market pressure from pharmaceutical companies and new product releases;

•	liabilities and other claims asserted against us, including self-insured malpractice claims;

•	competition;

•	our ability to attract and retain, without significant employment costs, qualified personnel, key management, physicians, nurses and other healthcare workers;

•	trends toward treatment of patients in less acute or specialty healthcare settings, including ambulatory surgery centers or specialty hospitals;

•	changes in medical or other technology;

•	changes in GAAP;

•	the availability and terms of capital to fund additional acquisitions or replacement facilities;

•	our ability to successfully acquire additional hospitals and complete the sale of hospitals held for sale;

•	our ability to obtain adequate levels of general and professional liability insurance; and

•	timeliness of reimbursement payments received under government programs.
     Although we believe that these statements are based upon reasonable assumptions, we can give no assurance that our goals will be achieved. Given these uncertainties, prospective investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are made as of the date of this filing. We assume no obligation to update or revise them or provide reasons why actual results may differ.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
     We are a reporting company under the Securities Exchange Act of 1934 and file annual, quarterly and current reports, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Also, the SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at the SEC’s Internet web site, http://www.sec.gov, or through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which our common stock is listed.
     Our Internet address is www.chs.net and the investor relations section of our website is located at www.chs.net/investor/index.html. We make available free of charge, through the investor relations section of our website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and, if applicable, amendments to those reports, as soon as reasonably practical after they are filed with the Securities and Exchange Commission. Except as set forth under “Incorporation of Certain Documents by Reference,” information on our Internet website is not incorporated into this prospectus by reference and should not be considered a part of this prospectus. In addition, you may request copies of these filings at no cost through our Investor Relations Department at: Community Health Services, Inc., 4000 Meridian Boulevard, Franklin, TN 37067, Attn: Investor Relations Department; Telephone: (615) 465-7000.
     We have filed with the SEC a registration statement on Form S-3 relating to the securities covered by this prospectus. This prospectus is a part of the registration statement and does not contain all the information in the registration statement. Whenever a reference is made in this prospectus or any prospectus supplement to a contract or other document of ours, the reference is only a summary. For a copy of the contract or other document, you should refer to the exhibits that are a part of the registration statement or incorporated by reference into the registration statement by the filing of a Form 8-K or otherwise. You may review a copy of the registration statement and the documents we incorporate by reference at the SEC’s Public Reference Room in Washington, D.C., as well as through the SEC’s Internet web site as listed above.

v

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     The SEC allows us to “incorporate by reference” into this prospectus information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this prospectus is an important part of this prospectus, and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of this offering (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements or exhibits relating thereto furnished pursuant to Item 9.01):
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed on February 29, 2008, as amended by Form 10-K/A (Amendment No. 1) filed on April 4, 2008 and Form 10-K/A (Amendment No. 2) filed on December 22, 2008;

•	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 filed on May 2, 2008, as amended by Form 10-Q/A (Amendment No. 1) filed on December 22, 2008, and our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2008 and September 30, 2008 filed on August 5, 2008 and October 31, 2008, respectively;

•	our Current Reports on Form 8-K filed on February 29, 2008, September 12, 2008, December 4, 2008 and December 16, 2008; and

•	the description of our common stock on our Registration Statement on Form 8-A filed on June 5, 2000.
     You may request a copy of these filings at no cost, by writing or telephoning us as follows:
Community Health Systems, Inc.
4000 Meridian Boulevard, Franklin, TN 37067
Attn: Investor Relations Department
(615) 465-7000
     You may also obtain a copy of these filings from our Internet web site at http://www.chs.net. Please note, however, that the information on our Internet web site, other than the documents listed above, is not incorporated into this prospectus by reference and should not be considered a part of this prospectus.

OUR COMPANY
     We are the largest publicly traded operator of hospitals in the United States in terms of number of facilities and net operating revenues. We provide healthcare services through these hospitals that we own and operate in non-urban and selected urban markets. We generate revenue primarily by providing a broad range of general hospital healthcare services to patients in the communities in which we are located. As of December 22, 2008, we have 118 general acute care hospitals included in continuing operations. In addition, we own one home care agency, located in a market where we do not operate a hospital and through our wholly-owned subsidiary, Quorum Health Resources, LLC, we provide management and consulting services to non-affiliated general acute care hospitals located throughout the United States. We are paid for our services by governmental agencies, private insurers and directly by the patients we serve.

USE OF PROCEEDS
     Unless indicated otherwise in any applicable prospectus supplement, we expect to use the net proceeds from the sale of our securities for our operations and for other general corporate purposes, including repayment or refinancing of borrowings, working capital, capital expenditures, investments, acquisitions and the repurchase of our outstanding securities. Additional information on the use of net proceeds from the sale of securities that we may offer from time to time by this prospectus may be set forth in the applicable prospectus supplement relating to a particular offering.

RATIO OF EARNINGS TO FIXED CHARGES
     The following table shows our ratio of earnings to fixed charges for the periods indicated:

	For the Year Ended December 31,
						Nine months ended
	2003	2004	2005	2006	2007	September 30, 2008
Ratio of earnings to fixed charges (1)	3.65x	3.87x	3.79x	3.37x	1.23x	1.44x

(1)	There are no shares of preferred stock outstanding.

DESCRIPTION OF THE SECURITIES WE MAY ISSUE
Overview
     This prospectus describes the securities we may issue from time to time. The remainder of this section provides some background information about the manner in which the securities may be held. The three sections following this section of the prospectus describe the terms of the basic categories of securities that we may issue pursuant to this prospectus:
•	our debt securities, which:
•	may be senior or subordinated;

•	may be convertible or exchangeable into our common stock or other securities;

•	may be guaranteed by CHS/Community Health Systems, Inc. and one or more of our other subsidiaries; or

•	may be issued by CHS/Community Health Systems, Inc. rather than us and guaranteed by us and/or one or more of our other subsidiaries;
•	warrants to purchase our debt securities, preferred stock, depositary shares and common stock; and

•	our common stock, preferred stock and depositary shares representing fractional shares of our preferred stock.
     Under SEC rules, we are required to present in our financial statements supplemental condensed consolidating financial information concerning us, CHS/Community Health Systems, our subsidiary guarantors, our subsidiary non-guarantors and eliminations. See the last three paragraphs of “Description of the Debt Securities and Guarantees of Debt Securities.”
Prospectus Supplements
     This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add to or change information contained in this prospectus. If so, the prospectus supplement should be read as superseding this prospectus. You should read both this prospectus and any applicable prospectus supplement together with additional information described under the heading “Where You Can Find Additional Information.”
     Any applicable prospectus supplement to be attached to the front of this prospectus will describe the terms of any securities that we offer, as well as the other specific terms related to that offering. For more details on the terms of the securities, you should read the exhibits filed with our registration statement, of which this prospectus is a part, including any future filings we will make with the SEC that are incorporated by reference into the registration statement by filing a Form 8-K or otherwise.
Legal Ownership of Securities
     Holders of Securities

     Book-Entry Holders. We will issue debt securities under this prospectus in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. We may, but are not obligated to, issue shares of common stock, shares of preferred stock and securities warrants under this prospectus in book-entry form. If securities are issued in book-entry form, this means the securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.
     We will only recognize the person in whose name a security is registered as the holder of that security. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities, and all payments on the securities will be made to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers, who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers. They are not obligated to do so under the terms of the securities.
     As a result, investors of securities in book-entry form will not own these securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities. For more information about securities issued in global form, see “— Global Securities” below.
     Street Name Holders. Alternatively, we may initially issue securities under this prospectus in non-global form. We may also terminate a global security at any time after it is issued. In these cases, investors may choose to hold their securities in their own names or in “street name.” Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses. In that event, the investor would hold only a beneficial interest in those securities through an account that the investor maintains at that institution.
     For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities and all payments on those securities will be made to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect holders, not holders, of those securities.
     Legal Holders. We, and any third parties employed by us or acting on your behalf, including trustees, depositories and transfer agents, generally are obligated only to the legal holders of the securities. In a number of respects, we do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a security or has no choice because we are issuing the securities only in global form.
     For example, once we make a payment or give a notice to the legal holder, we have no further responsibility for the payment or notice even if that legal holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders to amend an indenture, to relieve ourselves of the consequences of a default or of our obligation to comply with a particular provision of the indenture or for any other purpose, we would seek the approval only from the legal holders, and not the indirect holders, of the securities. Whether and how the legal holders contact the indirect holders is determined by the legal holders.
     When we refer to you, we mean those who invest in the securities being offered by this prospectus, whether they are the legal holders or only indirect holders of those securities. When we refer to your securities, we mean the securities in which you hold a direct or indirect interest.
     Special Considerations for Indirect Holders. If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:
•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a legal holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
     What is a Global Security? A global security represents one or any other number of individual securities. Generally, all securities represented by the same global securities will have the same terms. We may, however, issue a global security that represents multiple securities that have different terms and are issued at different times. We call this kind of global security a master global security.
     Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution that we select or its nominee. The financial institution that is selected for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all securities issued in book-entry form. Beneficial interests in global securities will be shown on, and transfers of global securities will be reflected through, records maintained by DTC and its participants.
     A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise or as otherwise described in the applicable prospectus supplement. We describe those situations under “— Special Situations When a Global Security Will Be Terminated” below. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect holder of a beneficial interest in the global security.
     Special Considerations for Global Securities. As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. We do not recognize this type of investor as a holder of securities and instead will deal only with the depositary that holds the global security.
     If securities are issued only in the form of a global security, an investor should be aware of the following:
•	an investor cannot cause the securities to be registered in the name of the investor, and cannot obtain physical certificates for the investor’s interest in the securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to the investor’s own broker, bank or other financial institution for payments on the securities and protection of the investor’s legal rights relating to the securities, as we describe under “— Legal Ownership of Securities — Holders of Securities” above;

•	an investor may not be able to sell interests in the securities to some insurance companies and to other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge the investor’s interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. Neither we nor any third parties employed by us or acting on your behalf, including trustees and transfer agents, have any responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. Neither we, the trustee, the transfer agent nor any other third parties supervise the depositary in any way;

•	DTC requires that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your broker, bank or other financial institution may require you to do so as well; and

•	brokers, banks and other financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the security. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.
     Special Situations When a Global Security Will Be Terminated. In some situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the securities it represented. After that exchange, the choice of whether to hold the securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names so that they will be holders. We have described the rights of holders and street name investors under “— Legal Ownership of Securities — Holders of Securities” above.
     The special situations for termination of a global security are as follows:
•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within a specified time period; or

•	if we elect to terminate that global security.
     A prospectus supplement may also list additional situations for terminating a global security that would apply to that particular series of securities covered by that prospectus supplement. If a global security is terminated, the depositary has the sole responsibility for determining the institutions in whose names the securities represented by the global security will be registered and, therefore, who will be the holders of those securities.

DESCRIPTION OF THE DEBT SECURITIES AND GUARANTEES OF DEBT SECURITIES
     We may issue debt securities from time to time in one or more distinct series. The debt securities will either be senior debt securities or subordinated debt securities. Senior debt securities will be issued under a senior indenture and subordinated debt securities will be issued under a subordinated indenture. Unless otherwise specified in the applicable prospectus supplement the trustee under the indentures will be U.S. Bank National Association. We will include in a supplement to this prospectus the specific terms of each series of debt securities being offered, including the terms, if any, on which a series of debt securities may be convertible into or exchangeable for common stock, preferred stock or other debt securities. The statements and descriptions in this prospectus or in any prospectus supplement regarding provisions of the debt securities, their indentures and their guarantees, if any, are summaries of these provisions, do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the debt securities, their indentures (including any amendments or supplements we may enter into from time to time which are permitted under each indenture) and their guarantees, if any.
     The applicable prospectus supplement will specify whether the Company or CHS/Community Health Systems will be the borrower under such debt securities and whether the debt securities will be guaranteed by the Company or CHS/Community Health Systems or one or more of our other subsidiaries. Unless otherwise specified in the prospectus supplement, the debt securities will be direct unsecured obligations of the borrower. The senior debt securities will rank equally with any of our other senior and unsubordinated debt. The subordinated debt securities will be subordinate and junior in right of payment to any senior indebtedness. There may be subordinated debt securities that are senior or junior to other series of subordinated debt securities.
     The applicable prospectus supplement will set forth the terms of each series of notes, including, if applicable:
•	the title of the debt securities and whether the debt securities will be senior debt securities or subordinated debt securities;

•	any limit upon the aggregate principal amount of the debt securities;

•	whether the debt securities will be issued as registered securities, bearer securities or both, and any restrictions on the exchange of one form of debt securities for another and on the offer, sale and delivery of the debt securities in either form;

•	the date or dates on which the principal amount of the debt securities will mature;

•	if the debt securities bear interest, the rate or rates at which the debt securities bear interest and the date or dates from which interest will accrue;

•	if the debt securities bear interest, the dates on which interest will be payable and the regular record dates for interest payments;

•	the place or places where the payment of principal, any premium and interest will be made, where the debt securities may be surrendered for transfer or exchange and where notices or demands to or upon us may be served;

•	any optional redemption provisions, which would allow us to redeem the debt securities in whole or in part;

•	any sinking fund or other provisions that would obligate us to redeem, repay or purchase the debt securities;

•	if the currency in which the debt securities will be issuable is United States dollars, the denominations in which any registered securities will be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any bearer securities will be issuable, if other than the denomination of $5,000;

•	if other than the entire principal amount, the portion of the principal amount of debt securities which will be payable upon a declaration of acceleration of the maturity of the debt securities;

•	the events of default and covenants relevant to the debt securities, including, the inapplicability of any event of default or covenant set forth in the indenture relating to the debt securities, or the applicability of any other events of defaults or covenants in addition to the events of default or covenants set forth in the indenture relating to the debt securities;

•	if a person other than U.S. Bank National Association is to act as trustee for the debt securities, the name and location of the corporate trust office of that trustee;

•	if other than United States dollars, the currency in which the debt securities will be paid or denominated;

•	if the debt securities are to be payable, at our election or the election of a holder of the debt securities, in a currency other than that in which the debt securities are denominated or stated to be payable, the terms and conditions upon which that election may be made, and the time and manner of determining the exchange rate between the currency in which the debt securities are denominated or stated to be payable and the currency in which the debt securities are to be so payable;

•	the designation of the original currency determination agent, if any;

•	if the debt securities are issuable as indexed securities, the manner in which the amount of payments of principal, any premium and interest will be determined;

•	if the debt securities do not bear interest, the dates on which we will furnish to the trustee the names and addresses of the holders of the debt securities;

•	if other than as set forth in the indenture, provisions for the satisfaction and discharge or defeasance or covenant defeasance of that indenture with respect to the debt securities issued under that indenture;

•	the date as of which any bearer securities and any global security will be dated if other than the date of original issuance of the first debt security of a particular series to be issued;

•	whether the debt securities will be issued in whole or in part in the form of a global security or securities and, in that case, any depositary and global exchange agent for the global security or securities, whether the global form shall be permanent or temporary and, if applicable, the exchange date;
•	if debt securities are to be issuable initially in the form of a temporary global security, the circumstances under which the temporary global security can be exchanged for definitive debt securities and whether the definitive debt securities will be registered securities, bearer securities or will be in global form and provisions relating to the payment of interest in respect of any portion of a global security payable in respect of an interest payment date prior to the exchange date;

•	the extent and manner to which payment on or in respect of debt securities will be subordinated to the prior payment of our other liabilities and obligations;

•	whether payment of any amount due under the debt securities will be guaranteed by one or more guarantors, including one or more of our subsidiaries;

•	whether the debt securities may be converted or exchanged into or for common stock, preferred stock or other securities or property and the terms of any conversion provisions;

•	the forms of the debt securities; and

•	any other terms of the debt securities, which terms shall not be inconsistent with the requirements of the Trust Indenture Act of 1939, as amended.
     This prospectus is part of a registration statement that does not limit the aggregate principal amount of debt securities that we may issue and provides that we may issue debt securities from time to time in one or more series under one or more indentures, in each case with the same or various maturities, at par or at a discount. Unless indicated in a prospectus supplement, we may issue additional debt securities of a particular series without the consent of the holders of the debt securities of such series outstanding at the time of the issuance. Any such additional debt securities, together with all other outstanding debt securities of that series, will constitute a single series of debt securities under the applicable indenture.
     We intend to disclose any restrictive covenants for any issuance or series of debt securities in the applicable prospectus supplement.
     As noted above, our debt securities may be guaranteed by CHS/Community Health Systems and one or more of our other subsidiaries, and debt securities issued by CHS/Community Health Systems may be guaranteed by us and/or one or more of our other subsidiaries, if so provided in the applicable prospectus supplement or other offering material. To the extent there are any guarantors of any new debt securities issued by CHS/Community Health Systems, the guarantors of such new debt securities will be identical to the guarantors under the 8.875% Senior Notes due 2015 of CHS/Community Health Systems as of the date these new debt securities are issued. To the extent there are any guarantors on any new debt securities we issue, the guarantors of our new debt securities will also be identical to the guarantors under the 8.875% Senior Notes due 2015 of CHS/Community Health Systems as of the date these new debt securities are issued, except that (a) as the issuer of these new debt securities, we will not be providing a guarantee on these notes, and (b) to the extent it is not a co-issuer, CHS/Community Health Systems will be a guarantor of these new debt securities. The prospectus supplement or other offering material will describe the terms of any guarantees, including, among other things, the ranking of the guarantee, the method for determining the identity of the guarantors and the conditions under which guarantees will be added or released. Any guarantees will be joint and several obligations of the guarantors. The obligations of each guarantor under its guarantee will be limited as necessary to prevent the guarantee from constituting a fraudulent conveyance or fraudulent transfer under applicable law.
     Under SEC rules, we are required to present in our financial statements supplemental condensed consolidating financial information concerning us, CHS/Community Health Systems, our subsidiary guarantors, our subsidiary non-guarantors and eliminations. This supplemental condensed consolidating financial information is presented in note 17 to the financial statements included in Amendment No. 2 to our Annual Report on Form 10-K for the year ended December 31, 2007, note 17 to the financial statements included in Amendment No. 1 to our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, note 17 to the financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, and note 18 to the financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008. Since the outstanding 8.875% Senior Notes due 2015 were issued by CHS/Community Health Systems and guaranteed by us (together with the subsidiary guarantors), the information relating to us in these supplemental condensed consolidating financial information footnotes are provided under the columns labeled “Parent Guarantor”, while the information relating to CHS/Community Health Systems is provided under the columns labeled “Issuer.” If we issue debt securities that are guaranteed by CHS/Community Health Systems and other subsidiary guarantors, the heading under the columns labeled “Parent Guarantor” will be modified in the future filings to read “Parent Guarantor / Issuer” and the heading under the columns labeled “Issuer” will be modified in future filings to read “Issuer / CHS/Community Health Systems.”
     Since September 30, 2008, through acquisitions we have added additional subsidiary guarantors under the 8.875% Senior Notes due 2015 for reasons permitted under the terms of the indenture relating to these notes. In the aggregate, these changes were not significant to the guarantors as reported in the supplemental condensed consolidating financial information included in note 17 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and in note 18 to the financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008.

DESCRIPTION OF THE CAPITAL STOCK
     Our authorized capital stock consists of 400,000,000 shares of capital stock, consisting of 300,000,000 shares of common stock, par value $.01 per share, and 100,000,000 shares of preferred stock, par value $.01 per share. As of December 15, 2008, there were 91,497,585 shares of common stock outstanding and no shares of preferred stock outstanding.
Common Stock
     The following is a summary of the material terms of our common stock. Because it is only a summary, it does not contain all the information that may be important to you. Accordingly, you should read carefully the more detailed provisions of our restated certificate of incorporation and restated by-laws.
     Each outstanding share of our common stock entitles the holder to one vote, either in person or by proxy, on all matters submitted to a vote of stockholders, including the election of directors. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares of common stock can elect all of the directors then standing for election. Subject to preferences which may be applicable to any outstanding shares of preferred stock, holders of common stock have equal ratable rights to any dividends that may be declared by the board of directors out of legally available funds.
     Holders of our common stock have no conversion, redemption or preemptive rights to subscribe for any of our securities. All outstanding shares of our common stock are fully paid and nonassessable. In the event of any liquidation, dissolution or winding-up of our affairs, holders of our common stock will be entitled to share ratably in our assets remaining after provision for payment of liabilities to creditors and preferences applicable to outstanding shares of preferred stock. The rights, preferences and privileges of holders of our common stock are subject to the rights of the holders of any outstanding shares of preferred stock.
     Our common stock is traded on the New York Stock Exchange under the symbol “CYH.” The transfer agent and registrar for our common stock is Mellon Investor Services, LLC.
Preferred Stock and Depositary Shares Representing Fractional Shares of Preferred Stock
     The following describes the general terms and provisions of the preferred stock we may offer by this prospectus. The applicable prospectus supplement will describe the specific terms of the series of the preferred stock then offered, and the terms and provisions described in this section will apply only to the extent not superseded by the terms of the applicable prospectus supplement.
     This section is only a summary of the preferred stock that we may offer. We urge you to read carefully our restated certificate of incorporation and the certificate of designation we will file in relation to an issue of any particular series of preferred stock before you buy any preferred stock.
     Our board of directors may, without further action of the stockholders, determine the following for each series of preferred stock, and any applicable prospectus supplement will describe:
•	the distinctive serial designation and the number of shares;

•	the rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

•	any voting rights of the shares, including without limitation the authority to confer multiple votes per share, voting rights as to specified matters or issues such as mergers, consolidations or sales of assets, or voting rights to be exercised either together with holders of common stock as a single class, or independently as a separate class;

•	the price or prices and the time or times at and the manner in which the stock of such series shall be redeemable;

•	the rights to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation or winding up of us;

•	the terms, if any, upon which the shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or price or the rate or rates of conversion or exchange and the terms of adjustments if any; and

•	any other designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of our certificate of incorporation, as amended, and to the full extent permitted by the laws of Delaware.
     The preferred stock, when issued, will be fully paid and non-assessable. Unless the applicable prospectus supplement provides otherwise, the preferred stock will have no preemptive rights to subscribe for any additional securities which may be issued by us in the future. The transfer agent and registrar for the preferred stock and any depositary shares will be specified in the applicable prospectus supplement.
     We may elect to offer depositary shares represented by depositary receipts. If we so elect, each depositary share will represent a fractional interest in a share of preferred stock with the amount of the fractional interest to be specified in the applicable prospectus supplement. If we issue depositary shares representing interests in shares of preferred stock, those shares of preferred stock will be deposited with a depositary.
     The shares of any series of preferred stock underlying the depositary shares will be deposited under a separate deposit agreement between us and a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50 million. The applicable prospectus supplement will set forth the name and address of the depositary. Subject to the terms of the deposit agreement, each owner of a depositary share will have a fractional interest in all the rights and preferences of the preferred stock underlying the depositary share. Those rights include any dividend, voting, redemption, conversion and liquidation rights.
     The depositary shares will be evidenced by depositary receipts issued under the deposit agreement. If you purchase fractional interests in shares of the related series of preferred stock, you will receive depositary receipts as described in the applicable prospectus supplement. While the final depositary receipts are being prepared, we may order the depositary to issue temporary depositary receipts substantially identical to the final depositary receipts although not in final form. The holders of the temporary depositary receipts will be entitled to the same rights as if they held the depositary receipts in final form. Holders of the temporary depositary receipts can exchange them for the final depositary receipts at our expense.
Anti-takeover effects of our certificate of incorporation and by-laws and provisions of Delaware law
     A number of provisions in our certificate of incorporation, by-laws and Delaware law may make it more difficult to acquire control of us. These provisions could deprive the stockholders of opportunities to realize a premium on the shares of common stock owned by them. In addition, these provisions may adversely affect the prevailing market price of our common stock. These provisions are intended to:
•	enhance the likelihood of continuity and stability in the composition of the board and in the policies formulated by the board;

•	discourage certain types of transactions which may involve an actual or threatened change of control of our company;

•	discourage certain tactics that may be used in proxy fights; and

•	encourage persons seeking to acquire control of our company to consult first with the board of directors to negotiate the terms of any proposed business combination or offer.
     Staggered board. Our certificate of incorporation and by-laws provide that the number of our directors shall be fixed from time to time by a resolution of a majority of our board of directors. Our certificate of incorporation and by-laws also provide that the board of directors is divided into three classes. The members of each class of directors serve for staggered three-year terms. In accordance with the Delaware General Corporation Law, directors serving on classified boards of directors may only be removed from office for cause. The classification of the board has the effect of requiring at least two annual stockholder meetings, instead of one, to replace a majority of the members of the board. Subject to the rights of the holders of any outstanding series of preferred stock, vacancies on the board of directors may be filled only by a majority of the remaining directors, by the sole remaining director, or by the stockholders if the vacancy was caused by removal of the director by the stockholders. This provision could prevent a stockholder from obtaining majority representation on the board by enlarging the board of directors and filling the new directorships with its own nominees.
     Advance notice procedures for stockholder proposals and director nominations. Our by-laws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder’s notice generally must be delivered to or mailed and received at our principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be delivered not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which public announcement of the date of the meeting is first made. The by-laws also specify certain requirements as to the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

     Preferred stock. The ability of our board to establish the rights and issue substantial amounts of preferred stock without the need for stockholder approval, while providing desirable flexibility in connection with possible acquisitions, financings, and other corporate transactions, may, among other things, discourage, delay, defer, or prevent a change of control of the company.
     Authorized but unissued shares of common stock. The authorized but unissued shares of common stock are available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions, and employee benefit plans. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

DESCRIPTION OF THE SECURITIES WARRANTS
     This section describes the general terms and provisions of the securities warrants that we may offer by this prospectus. The applicable prospectus supplement will describe the specific terms of the securities warrants then offered, and the terms and provisions described in this section will apply only to the extent not superseded by the terms of the applicable prospectus supplement.
     We may issue securities warrants for the purchase of senior debt securities, subordinated debt securities, preferred stock, depositary shares or common stock. Securities warrants may be issued alone or together with senior debt securities, subordinated debt securities, preferred stock, depositary shares or common stock offered by any prospectus supplement and may be attached to or separate from those securities. Each series of securities warrants will be issued under warrant agreements between us and a bank or trust company, as warrant agent, which will be described in the applicable prospectus supplement. The warrant agent will act solely as our agent in connection with the securities warrants and will not act as an agent or trustee for any holders or beneficial holders of securities warrants.
     If securities warrants for the purchase of senior debt securities or subordinated debt securities are offered, the applicable prospectus supplement will describe the terms of those securities warrants, including the following if applicable:
•	the offering price;

•	the currencies in which the securities warrants are being offered;

•	the designation, aggregate principal amount, currencies, denominations and terms of the series of the senior debt securities or subordinated debt securities that can be purchased upon exercise;

•	the designation and terms of any series of senior debt securities or subordinated debt securities with which the securities warrants are being offered and the number of securities warrants offered with each senior debt security or subordinated debt security;

•	the date on and after which the holder of the securities warrants can transfer them separately from the series of senior debt securities or subordinated debt securities;

•	the principal amount of the series of senior debt securities or subordinated debt securities that can be purchased upon exercise and the price at which and currencies in which the principal amount may be purchased upon exercise;

•	the date on which the right to exercise the securities warrants begins and the date on which the right expires; and

•	any other terms of the securities warrants.
     If securities warrants for the purchase of preferred stock are offered, the applicable prospectus supplement will also describe the terms of the preferred stock into which the securities warrants are exercisable as described under “Description of the Capital Stock—Preferred Stock and Depositary Shares Representing Fractional Shares of Preferred Stock.”

PLAN OF DISTRIBUTION
General
     We may offer and sell securities in one or more transactions from time to time to or through underwriters, who may act as principals or agents, directly to other purchasers or through agents to other purchasers or through any combination of these methods.
     A prospectus supplement relating to a particular offering of securities may include the following information:
•	the terms of the offering;

•	the names of any underwriters or agents;

•	the purchase price of the securities;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any underwriting discounts and other items constituting underwriters’ compensation;

•	any initial public offering price; and

•	any discounts or concessions allowed or reallowed or paid to dealers.
     The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices in block trades, or in underwritten offerings or in other types of trades.
Underwriting Compensation
     We may offer these securities to the public through underwriting syndicates represented by managing underwriters or through underwriters without an underwriting syndicate. If underwriters are used for the sale of securities, the securities will be acquired by the underwriters for their own account. The underwriters may resell the securities in one or more transactions, including in negotiated transactions at a fixed public offering price or at varying prices determined at the time of sale. In connection with any such underwritten sale of securities, underwriters may receive compensation from us or from purchasers for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell securities to or through dealers, and the dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.
     If we use an underwriter or underwriters in the sale of particular securities, we will execute an underwriting agreement with those underwriters at the time of sale of those securities. The names of the underwriters will be set forth in the prospectus supplement used by the underwriters to sell those securities. Unless otherwise indicated in the prospectus supplement relating to a particular offering of securities, the obligations of the underwriters to purchase the securities will be subject to customary conditions precedent and the underwriters will be obligated to purchase all of the securities offered if any of the securities are purchased.
     Underwriters, dealers and agents that participate in the distribution of securities may be deemed to be underwriters under the Securities Act. Any discounts or commissions that they receive from us and any profit that they receive on the resale of securities may be deemed to be underwriting discounts and commissions under the Securities Act. If any entity is deemed an underwriter or any amounts deemed underwriting discounts and commissions, the prospectus supplement will identify the underwriter or agent and describe the compensation received from us.
Indemnification
     We may enter agreements under which underwriters and agents who participate in the distribution of securities may be entitled to indemnification by us against various liabilities, including liabilities under the Securities Act of 1933, and to contribution with respect to payments which the underwriters, dealers or agents may be required to make.
Related Transactions
     Various of the underwriters who participate in the distribution of securities, and their affiliates, may perform various commercial banking and investment banking services for us from time to time in the ordinary course of business.
Delayed Delivery Contracts
     We may authorize underwriters or other persons acting as our agents to solicit offers by institutions to purchase securities from us pursuant to contracts providing for payment and delivery on a future date. These institutions may include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases we must approve these institutions. The obligations of any purchaser under any of these contracts will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and other agents will not have any responsibility in respect of the validity or performance of these contracts.
Price Stabilization and Short Positions
     If underwriters or dealers are used in the sale, until the distribution of the securities is completed, rules of the SEC may limit the ability of any underwriters to bid for and purchase the securities. As an exception to these rules, representatives of any underwriters are permitted to engage in transactions that stabilize the price of the securities. These transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities. If the underwriters create a short position in the securities in connection with the offering (that is, if they sell more securities than are set forth on the cover page of the prospectus supplement) the representatives of the underwriters may reduce that short position by purchasing securities in the open market.
     We make no representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the securities. In addition, we make no representation that the representatives of any underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

LEGAL MATTERS
     Unless otherwise specified in a prospectus supplement, the validity of any securities issued hereunder will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.
EXPERTS
     The consolidated financial statements incorporated in this Prospectus by reference from the Company’s Annual Report on Form 10-K/A (Amendment No. 2) and the financial statement schedule incorporated in this Prospectus by reference from the Company’s Annual Report on Form 10-K and the effectiveness of Community Health Systems, Inc.’s internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference (which reports (1) express an unqualified opinion on the financial statements and financial statement schedules and include an explanatory paragraph referring to the adoption of a new accounting principle in 2006 and (2) express an unqualified opinion on the effectiveness of internal control over financial reporting). Such consolidated financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
     The following table sets forth all fees and expenses payable by the Registrants in connection with the issuance and distribution of the securities being registered hereby (other than underwriting discounts and commissions). All such expenses are estimated.

SEC registration fee	$(1)
Printing and engraving expenses	$(2)
Legal fees and expenses	$(2)
Accounting fees and expenses	$(2)
Trustee’s fees and expenses	$(2)
Blue sky fees and expenses	$(2)
Rating agency fees	$(2)
Miscellaneous	$(2)
Total	$(2)

(1)	Deferred in reliance on Rule 456(b) and 457(r), except for $50,680.00 that has already been paid with respect to the registrant’s registration statement 333-117697, filed on July 27, 2004, relating to securities which remain unsold thereunder.

(2)	The amount of these expenses is not presently known.
Item 15. Indemnification of Officers and Directors
Community Health Systems, Inc.
     The Restated Certificate of Incorporation of Community Health Systems, Inc. (“CHS”) provides that its directors shall not be personally liable to CHS or its stockholders for monetary damages for breach of fiduciary duties as a director except to the extent otherwise required by Delaware law. The Restated Certificate of Incorporation and Restated By-Laws provide that the directors and officers of CHS shall be indemnified by CHS to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended, against all expenses and liabilities reasonably incurred in connection with service for or on behalf of CHS, except with respect to any matter that such director or officer has been adjudicated not to have acted in good faith or in the reasonable belief that his action was in the best interests of CHS.
     CHS has entered into agreements to indemnify its directors and officers in addition to the indemnification provided for in the Restated Certificate of Incorporation and Restated By-Laws. These agreements, among other things, indemnify directors and officers of CHS to the fullest extent permitted by Delaware law for certain expenses (including attorneys’ fees), liabilities, judgments, fines and settlement amounts incurred by such person arising out of or in connection with such person’s service as a director or officer of CHS or an affiliate of CHS.
     Policies of insurance are maintained by CHS under which its directors and officers are insured, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of, and certain liabilities which might be imposed as a result of, actions, suits or proceedings to which they are parties by reason of being or having been such directors or officers.

CHS/Community Health Systems, Inc.
     CHS/Community Health Systems, Inc.’s Restated Certificate of Incorporation provides that its directors shall not be personally liable to it or its stockholders for monetary damages for breach of fiduciary duties as a director except to the extent otherwise required by Delaware law. The By-laws of CHS/Community Health Systems, Inc. provide for the indemnification of all current and former directors and officers to the fullest extent permitted by Delaware law.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling CHS or CHS/Community Health Systems, Inc. pursuant to the foregoing provisions, CHS and CHS/Community Health Systems, Inc. have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.
Other Subsidiary Registrants
Alabama
     Centre Hospital Corporation, Foley Hospital Corporation, Fort Payne Hospital Corporation, Greenville Hospital Corporation and QHG of Enterprise, Inc. are all incorporated under the laws of the State of Alabama.
     Section 10-2B-8.51 of the Alabama Business Corporation Act allows corporations to indemnify a director, officer, or employee, or former director, officer, or employee against liability incurred in connection with a proceeding, in which the director, officer or employee is made a party by reason of being or having been a director, officer, or employee if the individual conducted himself or herself in good faith and reasonably believed that the conduct was in the best interests of the corporation or at least not opposed to its best interests; and in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.
     The by-laws of each of Centre Hospital Corporation, Foley Hospital Corporation, Fort Payne Hospital Corporation, Greenville Hospital Corporation and QHG of Enterprise, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Alabama Business Corporation Act.
Arizona
     Payson Hospital Corporation is incorporated under the laws of the State of Arizona.
     Section 10-851 of the Arizona Revised Statutes permits a corporation to indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if all of the following conditions exist: (a) the individual’s conduct was in good faith; (b) the individual reasonably believed in the case of conduct in an official capacity with the corporation, that the conduct was in its best interests and in all other cases, that the conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceedings, the individual had no reasonable cause to believe the conduct was unlawful. Section 10-851 of the Arizona Revised Statutes permits a corporation to indemnify an individual made a party to a proceeding because the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation pursuant to section 10-202, subsection B, paragraph 2 of the Arizona Revised Statutes. The termination of a proceeding by judgment, order, settlement or conviction or on a plea of no contest or its equivalent is not of itself determinative that the director did not meet the standard of conduct described in this section. Under Arizona Revised Statutes, a corporation may not indemnify a director under this section either: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (b) in connection with any other proceeding charging improper financial benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that financial benefit was improperly received by the director. Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

     The by-laws of Payson Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Arizona Revised Statutes.
Arkansas
     Forrest City Arkansas Hospital Company, LLC, Forrest City Clinic Company, LLC, Forrest City Hospital Corporation, Phillips Hospital Corporation, QHG of Springdale, Inc. and Triad-El Dorado, Inc. are organized or incorporated under the laws of the State of Arkansas.
     Section 4-32-404 of Arkansas’ Small Business Entity Tax Pass Through Act provides that a limited liability company’s operating agreement may: (a) eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 4-32-402 and (b) provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.
     Section 4-27-850 of the Arkansas 1987 Business Corporation Act allows a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.
     The Limited Liability Company Agreements of each of Forrest City Arkansas Hospital Company, LLC and Forrest City Clinic Company, LLC provide, to the fullest extent authorized by Arkansas’ Small Business Entity Tax Pass Through Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.
     The by-laws of each of Forrest City Hospital Corporation, Phillips Hospital Corporation, QHG of Springdale, Inc. and Triad-El Dorado, Inc. provide for the indemnification of all current and former directors and officers to the fullest extent permitted by the Arkansas 1987 Business Corporation Act.
Delaware
     Abilene Hospital, LLC, Abilene Merger, LLC, Affinity Health Systems, LLC, Affinity Hospital, LLC, Arizona DH, LLC, ARMC, LP, Berwick Hospital Company, LLC, BH Trans Company, LLC, Birmingham Holdings, LLC, Birmingham Holdings II, LLC, Bluffton Health System, LLC, Brownwood Hospital, L.P., Brownwood Medical Center, LLC, Carlsbad Medical Center, LLC, Chesterfield/Marlboro, L.P., CHHS Holdings, LLC, CHS Kentucky Holdings, LLC, CHS Pennsylvania Holdings, LLC, CHS Virginia Holdings, LLC, CHS Washington Holdings, LLC, Claremore Regional Hospital, LLC, Clarksville Holdings, LLC, Cleveland Regional Medical Center, L.P., College Station Hospital, L.P., College Station Medical Center, LLC, College Station Merger, LLC, Community GP Corp., Community Health Investment Company, LLC, Community Health Systems, Inc., Community LP Corp., CP Hospital GP, LLC, CPLP, LLC, Crestwood Hospital LP, LLC, Crestwood Hospital, LLC, CSMC, LLC, CSRA Holdings, LLC, Deaconess Holdings, LLC, Deaconess Hospital Holdings, LLC, Desert Hospital Holdings, LLC, Detar Hospital, LLC, Dukes Health System, LLC, Fallbrook Hospital Corporation, Gadsden Regional Medical Center, LLC, Greenbrier VMC, LLC,

GRMC Holdings, LLC, Hallmark Healthcare Company, LLC, Hobbs Medco, LLC, Hospital of Barstow, Inc., Kirksville Hospital Company, LLC, Lancaster Hospital Corporation, Las Cruces Medical Center, LLC, Lea Regional Hospital, LLC, Longview Merger, LLC, LRH, LLC, Lutheran Health Network of Indiana, LLC, Massillon Health System, LLC, McKenzie Tennessee Hospital Company, LLC, Medical Center of Brownwood, LLC, MMC of Nevada, LLC, Moberly Hospital Company, LLC, MWMC Holdings, LLC, National Healthcare of Cleveland, Inc., National Healthcare of Leesville, Inc., National Healthcare of Mt. Vernon, Inc., National Healthcare of Newport, Inc., Navarro Hospital, L.P., Navarro Regional, LLC, Northampton Hospital Company, LLC, NRH, LLC, Palmer-Wasilla Health System, LLC, Pennsylvania Hospital Company, LLC, Phoenixville Hospital Company, LLC, Pottstown Hospital Company, LLC, QHG of Bluffton Company, LLC, QHG of Fort Wayne Company, LLC, QHG of Warsaw Company, LLC, Quorum Health Resources, LLC, Regional Hospital of Longview, LLC, Ruston Hospital Corporation, Ruston Louisiana Hospital Company, LLC, SACMC, LLC, San Angelo Community Medical Center, LLC, San Angelo Hospital, L.P., San Angelo Medical, LLC, Southern Texas Medical Center, LLC, Spokane Valley Washington Hospital Company, LLC, Spokane Washington Hospital Company, LLC, St. Joseph Health System, LLC, Sunbury Hospital Company, LLC, Tennyson Holdings, LLC, Triad Healthcare Corporation, Triad Holdings III, LLC, Triad Holdings IV, LLC, Triad Holdings V, LLC, Triad Indiana Holdings, LLC, Triad Nevada Holdings, LLC, Triad of Alabama, LLC, Triad of Oregon, LLC, Triad-ARMC, LLC, Triad-Denton Hospital GP, LLC, Triad-Denton Hospital, L.P., Triad-Navarro Regional Hospital Subsidiary, LLC, VHC Medical, LLC, Vicksburg Healthcare, LLC, Victoria Hospital, LLC, Victoria of Texas, L.P., Watsonville Hospital Corporation, Webb Hospital Corporation, Webb Hospital Holdings, LLC, West Grove Hospital Company, LLC, WHMC, LLC, Women & Children’s Hospital, LLC, Woodland Heights Medical Center, LLC and Woodward Health System, LLC are organized or incorporated under the laws of the State of Delaware.
     Section 17-108 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.
     Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
     Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.
     The Limited Liability Company Agreements of each of Abilene Hospital, LLC, Abilene Merger, LLC, Affinity Health Systems, LLC, Affinity Hospital, LLC, Arizona DH, LLC, Berwick Hospital Company, LLC, BH Trans Company, LLC, Birmingham Holdings, LLC, Birmingham Holdings II, LLC, Bluffton Health System, LLC, Brownwood Medical Center, LLC, Carlsbad Medical Center, LLC, CHHS Holdings, LLC, CHS Kentucky Holdings,

LLC, CHS Pennsylvania Holdings, LLC, CHS Virginia Holdings, LLC, CHS Washington Holdings, LLC, Claremore Regional Hospital, LLC, Clarksville Holdings, LLC, College Station Medical Center, LLC, College Station Merger, LLC, CP Hospital GP, LLC, CPLP, LLC, Crestwood Hospital LP, LLC, Crestwood Hospital, LLC, CSMC, LLC, CSRA Holdings, LLC, Deaconess Holdings, LLC, Deaconess Hospital Holdings, LLC, Desert Hospital Holdings, LLC, Detar Hospital, LLC, Dukes Health System, LLC, Gadsden Regional Medical Center, LLC, Greenbrier VMC, LLC, GRMC Holdings, LLC, Hobbs Medco, LLC, Kirksville Hospital Company, LLC, Las Cruces Medical Center, LLC, Lea Regional Hospital, LLC, Longview Merger, LLC, LRH, LLC, Lutheran Health Network of Indiana, LLC, Massillon Health System, LLC, McKenzie Tennessee Hospital Company, LLC, Medical Center of Brownwood, LLC, MMC of Nevada, LLC, Moberly Hospital Company, LLC, MWMC Holdings, LLC, Navarro Regional, LLC, Northampton Hospital Company, LLC, NRH, LLC, Palmer-Wasilla Health System, LLC, Pennsylvania Hospital Company, LLC, Phoenixville Hospital Company, LLC, Pottstown Hospital Company, LLC, QHG of Bluffton Company, LLC, QHG of Fort Wayne Company, LLC, QHG of Warsaw Company, LLC, Quorum Health Resources, LLC, Regional Hospital of Longview, LLC, SACMC, LLC, San Angelo Community Medical Center, LLC, San Angelo Medical, LLC, Southern Texas Medical Center, LLC, Spokane Valley Washington Hospital Company, LLC, Spokane Washington Hospital Company, LLC, St. Joseph Health System, LLC, Sunbury Hospital Company, LLC, Triad Holdings III, LLC, Triad Holdings IV, LLC, Triad Holdings V, LLC, Triad Indiana Holdings, LLC, Triad Nevada Holdings, LLC, Triad of Alabama, LLC, Triad of Oregon, LLC, Triad-ARMC, LLC, Triad-Denton Hospital GP, LLC, Triad-Navarro Regional Hospital Subsidiary, LLC, VHC Medical, LLC, Vicksburg Healthcare, LLC, Victoria Hospital, LLC, Webb Hospital Holdings, LLC, West Grove Hospital Company, LLC, WHMC, LLC, Women & Children’s Hospital, LLC, Woodland Heights Medical Center, LLC and Woodward Health System, LLC provide, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.
     The By-laws of Community GP Corp., Community Health Investment Company, LLC, Community Health Systems, Inc., Community LP Corp., Fallbrook Hospital Corporation, Hallmark Healthcare Company, LLC, Hospital of Barstow, Inc., Lancaster Hospital Corporation, National Healthcare of Cleveland, Inc., National Healthcare of Leesville, Inc., National Healthcare of Mt. Vernon, Inc., National Healthcare of Newport, Inc., Ruston Hospital Corporation, Ruston Louisiana Hospital Company, LLC, Tennyson Holdings, LLC, Watsonville Hospital Corporation, Webb Hospital Corporation provide for the indemnification of all current and former directors and officers to the fullest extent permitted by law.
     The Certificate of Incorporation of Triad Healthcare Corporation provides for the indemnification of all directors and officers to the fullest extent permitted by the DGCL.
     The Limited Partnership Agreements of each of ARMC, L.P., Brownwood Hospital, L.P., Chesterfield/Marlboro, L.P., Cleveland Regional Medical Center, L.P., College Station Hospital, L.P., Navarro Hospital, L.P., San Angelo Hospital, L.P., Triad-Denton Hospital, L.P. and Victoria of Texas, L.P., provide, to the fullest extent authorized by the Delaware Revised Uniform Limited Partnership Act, for the indemnification of any partner, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a partner, manager, officer or employee of the companies.
Georgia
     Fannin Regional Hospital, Inc., QHG Georgia Holdings, Inc. and QHG Georgia, L.P. are organized or incorporated under the laws of the State of Georgia.
     Sections 14-2-850 through 14-2-859 of the Georgia Business Corporation Code provides for the indemnification of officers and directors by the corporation under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director of the corporation. Under the Georgia Business Corporation Code, a corporation may purchase insurance on behalf of an officer or director of the corporation incurred in his or her capacity as an officer or director regardless of whether the person could be indemnified under the Georgia Business Corporation Code.
     Section 14-9-108 of the Georgia Revised Uniform Limited Partnership Act provides for the indemnification of partners by the partnership from and against any and all claims and demands whatsoever, except for (1) intentional misconduct or a knowing violation of law; or (2) any transaction for which the Indemnitee received a personal benefit in violation or breach of any provision of the partnership agreement.
     The by-laws of each of Fannin Regional Hospital, Inc. and QHG Georgia Holdings, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Georgia Business Corporation Code.
     The Agreement of Limited Partnership of QHG Georgia, L.P. provides for the indemnification of directors and officers to the fullest extent permitted by the Georgia Revised Uniform Limited Partnership Act.
Illinois
     Anna Hospital Corporation, Galesburg Hospital Corporation, Granite City Hospital Corporation, Granite City Illinois Hospital Company, LLC, Marion Hospital Corporation, Red Bud Hospital Corporation, Red Bud Illinois Hospital Company, LLC, Waukegan Hospital Corporation and Waukegan Illinois Hospital Company, LLC are organized or incorporated under the laws of the State of Illinois.
     Section 15-7 of the Illinois Limited Liability Company Act states that a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.
     Section 8.75 of the Illinois Business Corporation Act of 1983 provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. An Illinois corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.
     The Limited Liability Company Agreement of each of Granite City Illinois Hospital Company, LLC, Red Bud Illinois Hospital Company, LLC and Waukegan Illinois Hospital Company, LLC, provide, to the fullest extent authorized by the Illinois Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

     The by-laws of each of Anna Hospital Corporation, Galesburg Hospital Corporation, Granite City Hospital Corporation, Marion Hospital Corporation, Red Bud Hospital Corporation and Waukegan Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Illinois Business Corporation Act of 1983.
Indiana
     Frankfort Health Partner, Inc., IOM Health System, L.P. and QHG of Clinton County, Inc. are organized or incorporated under the laws of the State of Indiana.
     Under Section 23-1-37-8 of the Indiana Business Corporation Law, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (1) the individual’s conduct was in good faith; and (2) the individual reasonably believed: (A) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in its best interests; and (B) in all other cases, that the individual’s conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, the individual either: (A) had reasonable cause to believe the individual’s conduct was lawful; or (B) had no reasonable cause to believe the individual’s conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a)(2)(B).
     Section 23-16-2-9 of the Indiana Revised Uniform Limited Partnership Act provides that a partnership may indemnify a former or current partner, employee, officer, or agent of the partnership against liability if the person’s conduct was in good faith and the person reasonably believed that (A) in the case of conduct in the person’s capacity as a partner, that the person’s conduct was in the best interests of the partnership; and (B) in all other cases that the person’s conduct was at least not opposed to the best interests of the partnership; subject to any other indemnification rights the person may have under the partnership agreement or with the written consent of all partners.
     The by-laws of Frankfort Health Partner, Inc. and QHG of Clinton County, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Indiana Business Corporation Law.
     The Agreement of Limited Partnership of IOM Health System, L.P. provides for the indemnification of directors and officers to the fullest extent permitted by the Indiana Revised Uniform Limited Partnership Act.
Kentucky
     Hospital of Fulton, Inc., Hospital of Louisa, Inc. and Jackson Hospital Corporation are incorporated under the laws of the State of Kentucky.
     Section 271B.8-510 of the Kentucky Business Corporation Act permits a corporation to indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if: (1) (a) he conducted himself in good faith; (b) he reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and (ii) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (1)(b)2 of this section.
     The by-laws of each of Hospital of Fulton, Inc., Hospital of Louisa, Inc. and Jackson Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Kentucky Business Corporation Act.
Mississippi

     QHG of Forrest County, Inc., QHG of Hattiesburg, Inc. and River Region Medical Corporation are incorporated under the laws of the State of Mississippi.
     Sections 79-4-8.50 through 79-4-8.59 of the Mississippi Business Corporation Act provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, if the person’s conduct was in good faith and reasonably believed: (1) in the case of conduct in the person’s official capacity, that (A) the conduct was in the best interests of the corporation; and (B) in all other cases that the person’s conduct was at least not opposed to the best interests of the corporation; and (2) in the case of any criminal action, the person either (A) had reasonable cause to believe the person’s conduct was lawful; or (B) had no reasonable cause to believe the person’s conduct was unlawful.
     The by-laws of each of QHG of Forrest County, Inc., QHG of Hattiesburg, Inc. and River Region Medical Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Mississippi Business Corporation Act.
Nevada
     NC-DSH, Inc. is incorporated under the laws of the State of Nevada.
     Under Nevada General Corporation Law, to the extent that an Indemnitee is successful on the merits in defense of a suit or proceeding brought against him or her by reason of the fact that he or she is or was a director, officer, or agent of the registrant, or serves or served any other enterprise or organization at the request of the registrant, the registrant shall indemnify him or her against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such action.
     If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such a suit is settled, an Indemnitee may be indemnified under Nevada law against both (i) expenses, including attorneys’ fees, and (ii) judgments, fines, and amounts paid in settlement if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the registrant, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful.
     If unsuccessful in defense of a suit brought by or in the right of the registrant, where the suit is settled, an Indemnitee may be indemnified under Nevada law only against expenses (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of the suit if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the registrant except that if the Indemnitee is adjudged to be liable for a breach of fiduciary duty or misconduct, fraud, or a knowing violation of law in the performance of his or her duty to the registrant, he or she cannot be made whole even for expenses unless a court determines that he or she is fully and reasonably entitled to indemnification for such expenses.
     Also under Nevada law, expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding may be paid by the registrant in advance of the final disposition of the suit, action, or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the registrant. The registrant may also advance expenses incurred by other employees and agents of the registrant upon such terms and conditions, if any, that the board of directors of the registrant deems appropriate.
     The By-laws of NC-DSH, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Nevada General Corporation Law.
New Jersey

     Salem Hospital Corporation is incorporated under the laws of the State of New Jersey.
     Section 14A: 3-5 of the New Jersey Business Corporation Act provides that any corporation organized for any purpose under any general or special law of this State shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if: (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. Any corporation organized for any purpose under any general or special law of this New Jersey shall have the power to indemnify a corporate agent against his expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his being or having been such corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.
     The by-laws of Salem Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the New Jersey Business Corporation Act.
New Mexico
     Deming Hospital Corporation, Roswell Hospital Corporation and San Miguel Hospital Corporation are incorporated under the laws of the State of New Mexico.
     Section 53-11-4.1 of the New Mexico Business Corporation Act permits a corporation to indemnify any person made a part to any proceeding by reason of the fact that the person is or was a director, officer, or employer if the person acted in good faith and reasonably believed the person’s conduct was in the best interests of the corporation or at least not opposed to its best interests; and in the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses, actually incurred by the person in connection with the proceeding; except that if the proceeding was by or in the right of the corporation, indemnification may be made only against such reasonable expenses and shall not be made in respect of any proceeding in which the person shall have been adjudged to be liable to the corporation. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the person did not meet the requisite standard of conduct set forth in this subsection.
     The by-laws of each of Deming Hospital Corporation, Roswell Hospital Corporation and San Miguel Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the New Mexico Business Corporation Act.
North Carolina
     Williamston Hospital Corporation is incorporated under the laws of the State of North Carolina.
     Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act permit indemnification of directors and officers in a variety of circumstances which may include liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In addition, a corporation may purchase insurance under the law of North Carolina on behalf of directors, officers, employees or agents, which may cover liabilities under the Securities Act.
     The by-laws of Williamston Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the North Carolina Business Corporation Act.

Ohio
     QHG of Barberton, Inc. and QHG of Massillon, Inc. are incorporated under the laws of the State of Ohio.
     Under Section 1701.13(E) of the Ohio General Corporation Law, generally, a corporation may indemnify any current or former director, officer, employee or agent for reasonable expenses incurred in connection with the defense or settlement of any threatened, pending or completed litigation related to the person’s position with the corporation or related to the person’s service (as a director, trustee, officer, employee, member, manager, or agent) to another corporation at the request of the indemnifying corporation, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. If the litigation involved a criminal action or proceeding, the person must also have had no reasonable cause to believe his or her conduct was unlawful. Ohio law requires indemnification for reasonable expenses incurred if the person was successful in the defense of the litigation.
     The by-laws of QHG of Barberton, Inc. and QHG of Massillon, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Ohio General Corporation Law.
Oklahoma
     Kay County Hospital Corporation, Kay County Oklahoma Hospital Company, LLC, SouthCrest, L.L.C., Triad-South Tulsa Hospital Company, Inc. are organized or incorporated under the laws of the State of Oklahoma.
     Section 1031 of the Oklahoma General Corporation Act authorizes the indemnification of directors and officers under certain circumstances. The Oklahoma General Corporation Act provides for indemnification of each of the company’s officers and directors against (a) expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding brought by reason of such person being or having been a director, officer, employee or agent of the company, or of any other corporation, partnership, joint venture, trust or other enterprise at the request of the company, other than an action by or in the right of company. To be entitled to indemnification, the individual must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and with respect to any criminal action, the person seeking indemnification had no reasonable cause to believe that the conduct was unlawful and (b) expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense or settlement of any action or suit by or in the right of the company brought by reason of the person seeking indemnification being or having been a director, officer, employee or agent of the company, or any other corporation, partnership, joint venture, trust or other enterprise at the request of the company, provided the actions were in good faith and were reasonably believed to be in or not opposed to the best interest of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual shall have been adjudged liable to the company, unless and only to the extent that the court in which such action was decided has determined that the person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.
     Section 2003 of the Oklahoma Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands whatsoever, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement.
     The by-laws of Kay County Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Oklahoma General Corporation Law.
     The by-laws of Triad-South Tulsa Hospital Company, Inc. provide for the indemnification of directors and officers except in cases of gross negligence or willful misconduct in the performance of their duties.

     The Limited Liability Company Agreements of Kay County Oklahoma Hospital Company, LLC and SouthCrest, L.L.C. provide, to the fullest extent authorized by the Oklahoma Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.
Pennsylvania
     Clinton Hospital Corporation and Coatesville Hospital Corporation are incorporated under the laws of the State of Pennsylvania.
     Sections 1741 through 1750 of the Pennsylvania Business Corporation Law of 1988, as amended, permits, and in some cases requires, the indemnification of officers, directors and employees of the Company. Section 3.1 of our by-laws provides that we shall indemnify any director or officer of the Company who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including actions or suits by or in the right of the Company, its shareholders or otherwise, by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise to the fullest extent permitted by law, including, without limitation, against expenses (including legal fees), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such proceedings unless the act or failure to act giving rise to the claim is finally determined by a court to have constituted willful misconduct or recklessness. Section 3.1 also provides that, if an authorized representative is not entitled to indemnification for a portion of liabilities to which he or she may be subject, the Company will indemnify the person to the maximum extent permitted for the remaining portion of the liabilities.
     The by-laws of each of Clinton Hospital Corporation and Coatesville Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Pennsylvania Business Corporation Law of 1988.
South Carolina
     QHG of South Carolina, Inc. and QHG of Spartanburg, Inc. are incorporated under the laws of the State of South Carolina.
     Reference is made to Chapter 8, Article 5 of Title 33 of the 1976 Code of Laws of South Carolina as amended, which provides for indemnification of officers and directors of South Carolina corporations in certain instances in connection with legal proceedings involving any such persons because of being or having been an officer or director.
     The by-laws of QHG of South Carolina, Inc. and QHG of Spartanburg, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the 1976 Code of Laws of South Carolina as amended.
Tennessee
     Brownsville Hospital Corporation, Cleveland Hospital Corporation, Dyersburg Hospital Corporation, Hospital of Morristown, Inc., Jackson Hospital Corporation, Jackson, Tennessee Hospital Company, LLC, Lakeway Hospital Corporation, Lexington Hospital Corporation, Martin Hospital Corporation, McNairy Hospital Corporation and Shelbyville Hospital Corporation are organized or incorporated under the laws of the State of Tennessee.
     Section 48-18-507 of the Tennessee Business Corporation Act permits a corporation to indemnify: (1) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification, in each case to the same extent as a director; (2) the corporation may indemnify and advance expenses under this part to an officer, employee, or agent of the corporation who is not a director to the same extent as to a director; and (3) a corporation may also indemnify and advance expenses to an officer, employee, or agent who is not a director to the extent, consistent with public policy, that may be provided by its charter, by-laws, general or specific action of its board of directors, or contract.
     Section 48-243-101 of the Tennessee Limited Liability Company Act permits an LLC to indemnify an individual made a party to a proceeding because such individual is or was a responsible person against liability incurred in the proceeding if the individual acted in good faith and reasonably believed that such individual’s conduct was in the best interest of the LLC or at least not opposed to its best interests; and in the case of any criminal proceeding, had no reasonable cause to believe such conduct was unlawful.
     The by-laws of each of each of Brownsville Hospital Corporation, Cleveland Hospital Corporation, Dyersburg Hospital Corporation, Hospital of Morristown, Inc., Jackson Hospital Corporation, Lakeway Hospital Corporation, Lexington Hospital Corporation, Martin Hospital Corporation, McNairy Hospital Corporation and Shelbyville Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Tennessee Business Corporation Act.
     The Jackson, Tennessee Hospital Company, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Tennessee Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.
Texas
     Big Bend Hospital Corporation, Big Spring Hospital Corporation, Granbury Hospital Corporation, Jourdanton Hospital Corporation, NHCI of Hillsboro, Inc., Weatherford Hospital Corporation and Weatherford Texas Hospital Company, LLC are organized or incorporated under the laws of the State of Texas.
     Section 2.20 of the Texas Limited Liability Company Act permits a limited liability company to indemnify members, managers, officers and other persons and purchase and maintain liability insurance for such persons, subject to such standards, and restrictions, if any, as are set forth in its articles of organization or in its regulation.
     Under Article 2.02-1 of the Texas Business Corporation Act, a corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined in accordance with Section F of this article that the person: (1) conducted himself in good faith; (2) reasonably believed: (a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation’s best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.
     The Limited Liability Company Agreement of Weatherford Texas Hospital Company, LLC provides for the indemnification of any member, manager, officer or employee to the fullest extent permitted by the Texas Limited Liability Company Act.
     The by-laws of Big Bend Hospital Corporation, Big Spring Hospital Corporation, Granbury Hospital Corporation, Jourdanton Hospital Corporation, NHCI of Hillsboro, Inc., Weatherford Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Texas Business Corporation Act.
Utah
     Tooele Hospital Corporation is incorporated under the laws of the State of Utah.

     Section 16-10a-902 of the Utah Revised Business Corporation Act (the “Revised Act”) provides that a corporation may indemnify any individual who was, is, or is threatened to be made a named defendant or respondent (a “Party”) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a “Proceeding”), because he or she is or was a director of the corporation or, while a director of the corporation, is or was serving at its request as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person or of an employee benefit plan (an “Indemnifiable Director”), against any obligation incurred with respect to a Proceeding, including any judgment, settlement, penalty, fine or reasonable expenses (including attorneys’ fees), incurred in the Proceeding if his or her conduct was in good faith, he or she reasonably believed that his or her conduct was in, or not opposed to, the best interests of the corporation, and, in the case of any criminal Proceeding, had no reasonable cause to believe such conduct was unlawful; provided, however, that pursuant to Subsection 902(4): (i) indemnification under Section 902 in connection with a Proceeding by or in the right of the corporation is limited to payment of reasonable expenses (including attorneys’ fees) incurred in connection with the Proceeding and (ii) the corporation may not indemnify an Indemnifiable Director in connection with a Proceeding by or in the right of the corporation in which the Indemnifiable Director was adjudged liable to the corporation, or in connection with any other Proceeding charging that the Indemnifiable Director derived an improper personal benefit, whether or not involving action in his or her official capacity, in which Proceeding he or she was adjudged liable on the basis that he or she derived an improper personal benefit.
     Section 16-10a-903 of the Revised Act provides that, unless limited by its articles of incorporation, a corporation shall indemnify an Indemnifiable Director who was successful, on the merits or otherwise, in the defense of any Proceeding, or in the defense of any claim, issue or matter in the Proceeding, to which he or she was a Party because he or she is or was an Indemnifiable Director of the corporation, against reasonable expenses (including attorneys’ fees) incurred in connection with the Proceeding or claim with respect to which he or she has been successful.
     The Certificate of Incorporation of Tooele Hospital Corporation, provides, to the fullest extent authorized by the Utah Revised Business Corporation Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.
Virginia
     Emporia Hospital Corporation, Franklin Hospital Corporation, Petersburg Hospital Company, LLC, Virginia Hospital Company, LLC and Russell County Medical Center, Inc. are organized or incorporated under the laws of State of Virginia.
     Section 13.1-1009 of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.
     Article 10 of Chapter 9 of Title 13.1 of the Code of Virginia, as amended, permits a Virginia corporation to indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation with a written statement of his or her good faith belief that he or she has met the standard of conduct prescribed by the Code of Virginia and furnishes the corporation with a written undertaking to repay any funds advanced if it is ultimately determined that he or she did not meet the relevant standard of conduct. In addition, a corporation is permitted to indemnify a director or officer against liability incurred in a proceeding if a determination has been made by the disinterested members of the board of directors, special legal counsel or shareholders that the director or officer conducted himself or herself in good faith and otherwise met the required standard of conduct. In a proceeding by or in the right of the corporation, no indemnification shall be made in respect of any matter as to which a director or officer is adjudged to be liable to the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director or officer has met the relevant standard of conduct. In any other proceeding, no indemnification shall be made if the director or officer is adjudged liable to the corporation on the basis that he or she improperly received a personal benefit. Corporations are given the power to make any other or further indemnity, including advance of expenses, to any director or officer that may be authorized by the articles of incorporation or any by-law made by the shareholders, or any resolution adopted, before or after the event, by the shareholders, except an indemnity against willful misconduct or a knowing violation of the criminal law. Unless limited by its articles of incorporation, indemnification against the reasonable expenses incurred by a director or officer is mandatory when he or she entirely prevails in the defense of any proceeding to which he or she is a party because he or she is or was a director or officer.
     The Limited Liability Company Agreements of each of Petersburg Hospital Company, LLC and Virginia Hospital Company, LLC provide, to the fullest extent authorized by the Virginia Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.
     The by-laws of each of Emporia Hospital Corporation, Franklin Hospital Corporation and Russell County Medical Center, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Code of Virginia.
West Virginia
     Oak Hill Hospital Corporation is incorporated under the laws of the State of West Virginia.
     Section 31D-8-851 of the West Virginia Business Corporation Act permits a corporation to indemnify an individual who is a party to a proceeding because he or she is a director or officer against liability incurred in the proceeding if He or she conducted himself or herself in good faith and reasonably believed that his or her conduct was in the best interests of the corporation or at least not opposed to the best interests of the corporation; and in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.
     The by-laws of Oak Hill Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the West Virginia Business Corporation Act.
Wyoming
     Evanston Hospital Corporation is incorporated under the laws of the State of Wyoming.
     Section 17-16-851 of the Wyoming Business Corporation Act permits a corporation to indemnify an individual who is a party to a proceeding because he is a director or officer against liability incurred in the proceeding if he conducted himself in good faith and reasonably believed that his conduct was in or at least not opposed to the corporation’s best interests; and in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation.
     The by-laws of Evanston Hospital Corporation provide for the indemnification of directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act.
Item 16. Exhibits
     See Exhibit Index immediately following the signature page hereof, which is incorporated herein by reference.

Item 17. Undertakings
     The undersigned Registrants hereby undertake:
     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
     provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
     (A) Each prospectus filed by the Registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
     (B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

     (5) That, for the purpose of determining liability of a Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned Registrant undertakes that in a primary offering of securities of such undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
     (i) Any preliminary prospectus or prospectus of such undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;
     (ii) Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned Registrant or used or referred to by an undersigned Registrant;
     (iii) The portion of any other free writing prospectus relating to the offering containing material information about such undersigned Registrant or its securities provided by or on behalf of such undersigned Registrant; and
     (iv) Any other communication that is an offer in the offering made by such undersigned Registrant to the purchaser.
     (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of a Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     (c) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.
          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, Community Health Systems, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board President and Chief Executive Officer

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Community Health Systems, Inc. whose signature appears below constitutes and appoints Wayne T. Smith, W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Wayne T. Smith Wayne T. Smith	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	December 22, 2008
/s/ W. Larry Cash W. Larry Cash	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	December 22, 2008
/s/ T. Mark Buford T. Mark Buford	Vice President and Corporate Controller (Principal Accounting Officer)	December 22, 2008
/s/ John A. Clerico John A. Clerico	Director	December 22, 2008

Signature	Title	Date
John A. Fry John A. Fry	Director	December 22, 2008
/s/ William Norris Jennings, M.D. William Norris Jennings, M.D.	Director	December 22, 2008
/s/ Harvey Klein, M.D. Harvey Klein, M.D.	Director	December 22, 2008
/s/ Julia B. North Julia B. North	Director	December 22, 2008
/s/ H. Mitchell Watson, Jr. H. Mitchell Watson, Jr.	Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, CHS/Community Health Systems, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

CHS/COMMUNITY HEALTH SYSTEMS, INC. (Registrant)
By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board President and Chief Executive Officer

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of CHS/Community Health Systems, Inc. whose signature appears below constitutes and appoints Wayne T. Smith, W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Wayne T. Smith Wayne T. Smith	Chairman of the Board, President, Chief Executive Officer and Director (Principal Executive Officer)	December 22, 2008
/s/ W. Larry Cash W. Larry Cash	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	December 22, 2008
/s/ T. Mark Buford T. Mark Buford	Vice President and Corporate Controller (Principal Accounting Officer)	December 22, 2008
/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary, General Counsel and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants named on Schedule A-1 hereto certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Each of the Registrants Named on Schedule A-1 Hereto
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of the Registrants named on Schedule A-1 hereto whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008
/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008
/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008
/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

Schedule A-1
Registrants
Abilene Hospital, LLC
Abilene Merger, LLC
Affinity Health Systems, LLC
Anna Hospital Corporation
Berwick Hospital Company, LLC
BH Trans Company, LLC
Big Bend Hospital Corporation
Big Spring Hospital Corporation
Birmingham Holdings II, LLC
Bluffton Health Systems, LLC
Brownsville Hospital Corporation
Centre Hospital Corporation
CHHS Holdings, LLC
CHS Kentucky Holdings, LLC
CHS Pennsylvania Holdings, LLC
CHS Virginia Holdings, LLC
CHS Washington Holdings, LLC
Cleveland Hospital Corporation
Clinton Hospital Corporation
Coatesville Hospital Corporation
Community GP Corp.
Community Health Investment Company, LLC
Community LP Corp.
Deaconess Hospital Holdings, LLC
Deming Hospital Corporation
Dyersburg Hospital Corporation
Emporia Hospital Corporation
Evanston Hospital Corporation
Fallbrook Hospital Corporation
Fannin Regional Hospital, Inc.
Foley Hospital Corporation
Forrest City Hospital Corporation
Fort Payne Hospital Corporation
Frankfort Health Partner, Inc.
Franklin Hospital Corporation
Galesburg Hospital Corporation
Granbury Hospital Corporation
Granite City Hospital Corporation
Greenville Hospital Corporation
Hallmark Healthcare Company, LLC
Hospital of Barstow, Inc.
Hospital of Fulton, Inc.
Hospital of Louisa, Inc.
Hospital of Morristown, Inc.
Jackson Hospital Corporation
Jackson Hospital Corporation
Jourdanton Hospital Corporation

Kay County Hospital Corporation
Kirksville Hospital Company, LLC
Lakeway Hospital Corporation
Lancaster Hospital Corporation
Lexington Hospital Corporation
Marion Hospital Corporation
Martin Hospital Corporation
Massillon Health System, LLC
McKenzie Tennessee Hospital Company, LLC
McNairy Hospital Corporation
Moberly Hospital Company, LLC
MWMC Holdings, LLC
National Healthcare of Cleveland, Inc.
National Healthcare of Leesville, Inc.
National Healthcare of Mt. Vernon, Inc.
National Healthcare of Newport, Inc.
NC-DSH, Inc.
NHCI of Hillsboro, Inc.
Northampton Hospital Company, LLC
Oak Hill Hospital Corporation
Payson Hospital Corporation
Pennsylvania Hospital Company, LLC
Petersburg Hospital Company, LLC
Phillips Hospital Corporation
Phoenixville Hospital Company, LLC
Pottstown Hospital Company, LLC
QHG Georgia Holdings, Inc.
QHG of Barberton, Inc.
QHG of Bluffton Company, LLC
QHG of Clinton County, Inc.
QHG of Enterprise, Inc.
QHG of Forrest County, Inc.
QHG of Fort Wayne Company, LLC
QHG of Hattiesburg, Inc.
QHG of Massillon, Inc.
QHG of South Carolina, Inc.
QHG of Spartanburg, Inc.
QHG of Springdale, Inc.
QHG of Warsaw Company, LLC
Quorum Health Resources, LLC
Red Bud Hospital Corporation
River Region Medical Corporation
Roswell Hospital Corporation
Russell County Medical Center, Inc.
Ruston Hospital Corporation
Salem Hospital Corporation
San Miguel Hospital Corporation
Shelbyville Hospital Corporation
Spokane Valley Washington Hospital Company, LLC
Spokane Washington Hospital Company, LLC
St. Joseph Health System, LLC
Tennyson Holdings, LLC

Tooele Hospital Corporation
Triad-ARMC, LLC
Triad Healthcare Corporation
(f/k/a Triad Hospitals, Inc.)
Triad Holdings III, LLC
Triad Holdings V, LLC
Triad Indiana Holdings, LLC
Triad Nevada Holdings, LLC
Triad-El Dorado, Inc.
Triad-South Tulsa Hospital Company, Inc.
Virginia Hospital Company, LLC
Watsonville Hospital Corporation
Waukegan Hospital Corporation
Weatherford Hospital Corporation
Webb Hospital Corporation
Webb Hospital Holdings, LLC
West Grove Hospital Company, LLC
Williamston Hospital Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Affinity Hospital, LLC By: Affinity Health Systems, LLC Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Community GP Corp. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Chesterfield/Marlboro, L.P. Cleveland Regional Medical Center, L.P. By: Community GP Corp. Their: General Partner
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Community GP Corp. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Sunbury Hospital Company, LLC By: Community Health Investment Company, LLC Its: Managing Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Community GP Corp. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Forrest City Arkansas Hospital Company, LLC Forrest City Clinic Company, LLC By: Forrest City Hospital Corporation Their: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Forrest City Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Granite City Illinois Hospital Company, LLC By: Granite City Hospital Corporation Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Granite City Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Jackson Tennessee Hospital Company, LLC By: Jackson Hospital Corporation Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Jackson Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Kay County Oklahoma Hospital Company, LLC By: Kay County Hospital Corporation Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Kay County Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

CSRA Holdings, LLC By: QHG Georgia Holdings, Inc. Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of QHG Georgia Holdings, Inc. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

QHG Georgia, L.P. By: QHG Georgia Holdings, Inc. Its: General Partner
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of QHG Georgia Holdings, Inc. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Dukes Health System, LLC By: QHG of Clinton County, LLC Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of QHG of Clinton County, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Red Bud Illinois Hospital Company, LLC
By:	Red Bud Hospital Corporation
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Red Bud Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Clarksville Holdings, LLC Vicksburg Healthcare, LLC
By:	River Region Medical Corporation
Their: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of River Region Medical Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Ruston Louisiana Hospital Company, LLC
By:	Ruston Hospital Corporation
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Ruston Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

College Station Hospital, L.P.
By:	College Station Medical Center, LLC
Its: General Partner

By:	College Station Merger, LLC
Its: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

College Station Medical Center, LLC CSMC, LLC
By:	College Station Merger, LLC
Their: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Gadsden Regional Medical Center, LLC
By:	GRMC Holdings, LLC
Its: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

LRH, LLC Regional Hospital of Longview, LLC
By:	Longview Merger, LLC
Their: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

IOM Health System, L.P.
By:	Lutheran Health Network of Indiana, LLC
Its: General Partner

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Brownwood Hospital, L.P.
By:	Brownwood Medical Center, LLC
Its: General Partner

By:	Southern Texas Medical Center, LLC
Its: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Brownwood Medical Center, LLC Medical Center of Brownwood, LLC
By:	Southern Texas Medical Center, LLC
Their: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Claremore Regional Hospital, LLC Deaconess Holdings, LLC Women & Children’s Hospital, LLC Woodward Health System, LLC
By:	Triad Holdings IV, LLC
Their: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Navarro Hospital, L.P.
By:	Navarro Regional, LLC
Its: General Partner

By:	Triad-Navarro Regional Hospital Subsidiary, LLC
Its: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Navarro Regional, LLC NRH, LLC
By:	Triad-Navarro Regional Hospital Subsidiary, LLC
Their: Sole Member

By:	Tennyson Holdings, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Birmingham Holdings, LLC
College Station Merger, LLC
CP Hospital GP, LLC
CPLP, LLC
GRMC Holdings, LLC
Longview Merger, LLC
Lutheran Health Network of Indiana, LLC
MMC of Nevada, LLC
Southern Texas Medical Center, LLC
Triad Holdings IV, LLC
Triad of Alabama, LLC
Triad of Oregon, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC

By:	Tennyson Holdings, LLC
Their: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Tennyson Holdings, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Crestwood Hospital LP, LLC
By:	Crestwood Hospital, LLC
Its: Sole Member

By:	Triad Holdings III, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Triad Holdings III, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Triad-Denton Hospital, L.P.
By:	Triad-Denton Hospital GP, LLC
Its: General Partner

By:	Triad Holdings III, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Triad Holdings III, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Victoria of Texas, L.P.
By:	Detar Hospital, LLC
Its: General Partner

By:	VHC Medical, LLC
Its: Sole Member

By:	Triad Holdings III, LLC
Its: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Triad Holdings III, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Arizona DH, LLC Crestwood Hospital, LLC Greenbrier VMC, LLC Triad-Denton Hospital GP, LLC VHC Medical, LLC By: Triad Holdings III, LLC Their: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Triad Holdings III, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Detar Hospital, LLC Victoria Hospital, LLC By: VHC Medical, LLC Their: Sole Member By: Triad Holdings III, LLC Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of the officers and directors of Triad Holdings III, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Lea Regional Hospital, LLC By: Hobbs Medco, LLC Its: Sole Member By: Triad Holdings V, LLC Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Triad Holdings V, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

San Angelo Hospital, L.P. By: San Angelo Community Medical Center, LLC Its: General Partner By: Triad Holdings V, LLC Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Triad Holdings V, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Carlsbad Medical Center, LLC
Desert Hospital Holdings, LLC
Hobbs Medco, LLC
Las Cruces Medical Center, LLC
Palmer-Wasilla Health System, LLC
SACMC, LLC
San Angelo Community Medical Center, LLC
San Angelo Medical, LLC
WHMC, LLC
Woodland Heights Medical Center, LLC

By: Triad Holdings V, LLC
       Their: Sole Member

By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Triad Holdings V, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

ARMC, L.P. By: Triad-ARMC, LLC Its: General Partner
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Triad-ARMC, LLC whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Southcrest, L.L.C. By: Triad-South Tulsa Hospital Company, Inc. Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary

POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Triad-South Tulsa Hospital Company, Inc. whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Waukegan Illinois Hospital Company, LLC By: Waukegan Hospital Corporation Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Waukegan Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, each of the Registrants listed below certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on December 22, 2008.

Weatherford Texas Hospital Company, LLC By: Weatherford Hospital Corporation Its: Sole Member
By:	/s/ Rachel A. Seifert
Rachel A. Seifert
Senior Vice President and Secretary
POWERS OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that each of officers and directors of Weatherford Hospital Corporation whose signature appears below constitutes and appoints W. Larry Cash and Rachel A. Seifert, and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Martin G. Schweinhart Martin G. Schweinhart	President and Director (Principal Executive Officer)	December 22, 2008

/s/ W. Larry Cash W. Larry Cash	Executive Vice President and Director (Principal Financial Officer)	December 22, 2008

/s/ T. Mark Buford T. Mark Buford	Vice President (Principal Accounting Officer)	December 22, 2008

/s/ Rachel A. Seifert Rachel A. Seifert	Senior Vice President, Secretary and Director	December 22, 2008

EXHIBIT INDEX

Exhibit
Number	Description of Document

1.1**	Form of Underwriting Agreement

4.1	Form of Restated Certificate of Incorporation of Community Health Systems, Inc. (incorporated by reference to Exhibit 3.1 to Community Health Systems, Inc.’s Registration Statement on Form S-1 (No. 333-31790))

4.2	Amended and Restated By-Laws of Community Health Systems, Inc. (as of February 27, 2008) (incorporated by reference to Exhibit 3(ii).1 to Community Health Systems, Inc.’s Current Report on Form 8-K filed February 29, 2008)

4.3	Form of Common Stock Certificate of Community Health Systems, Inc. (incorporated by reference to Exhibit 4.1 to Community Health Systems, Inc.’s Registration Statement on Form S-1 (No. 333-37190))

4.4*	Form of Indenture, by and between Community Health Systems, Inc. and U.S. Bank National Association, as trustee, relating to the senior debt securities

4.5*	Form of Indenture, by and between Community Health Systems, Inc. and U.S. Bank National Association, as trustee, relating to the subordinated debt securities

4.6*	Form of Indenture, by and between CHS/Community Health Systems, Inc. and U.S. Bank National Association, as trustee, relating to the senior debt securities

4.7*	Form of Indenture, by and between CHS/Community Health Systems, Inc. and U.S. Bank National Association, as trustee, relating to the subordinated debt securities

4.8**	Form of Senior Debt Security

4.9**	Form of Subordinated Debt Security

4.10**	Form of Certificate of Designation

4.11**	Form of Depositary Agreement

4.12**	Form of Depositary Receipt

5.1*	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP

12.1*	Computation of ratio of earnings to fixed charges

23.1*	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1)

23.2*	Consent of Deloitte & Touche LLP

Exhibit
Number	Description of Document

24.1*	Powers of Attorney for certain officers and directors of Community Health Systems, Inc. (included on the signature page herein)

24.2*	Powers of Attorney for certain officers and directors of CHS/Community Health Systems, Inc. (included on the signature page herein)

25.1*	Statement of Eligibility of Trustee on Form T-1 for the Community Health Systems, Inc. senior indenture

25.2*	Statement of Eligibility of Trustee on Form T-1 for the Community Health Systems, Inc. subordinated indenture

25.3*	Statement of Eligibility of Trustee on Form T-1 for the CHS/Community Health Systems, Inc. senior indenture

25.4*	Statement of Eligibility of Trustee on Form T-1 for the CHS/Community Health Systems, Inc. subordinated indenture

*	Filed herewith.

**	Executed versions of this agreement or item, if any, will be filed by Current Report on Form 8-K after the issuance of the securities to which they relate.